Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 3 dated as of February 22, 2016 to the Revolving Credit Agreement dated as of December 19, 2014 (as amended by (x) Amendment No. 1 to Revolving Credit Agreement dated as of May 1, 2015, (y) the Additional Credit Extension Amendment dated as of June 19, 2015, and (z) Amendment No. 2 to Revolving Credit Agreement dated as of October 28, 2015, the “Credit Agreement”), among MYLAN INC. (the “Borrower”), MYLAN N.V., as a guarantor (the “Company”), the other borrowers and guarantors from time to time party thereto, the Lenders party thereto from time to time (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.

SECTION 2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by:

(i) amending the definition of “Defaulting Lender” as follows:

(A) deleting “or” at the end of clause (c);

(B) immediately after clause (d), add “, or (e) has, or a direct or indirect parent company that has, become the subject of a Bail-In Action (as defined in Section 9.19).”; and

(C) amending the reference to “(d)” in the last sentence thereof, to refer to “(e)”; and

(ii) amending the definition of “Federal Funds Effective Rate” by deleting the words “by federal funds brokers”;

(b) Section 7(g) of the Credit Agreement is hereby amended by amending and restating the proviso thereto in its entirety as follows:

“provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or as a result of a casualty event affecting such property or assets; or (ii) any “change of control” put arising as a result of any acquisition of any Acquired Entity or Business permitted hereunder in respect of any Indebtedness of such Acquired Entity or Business or any of its subsidiaries so long as any such Indebtedness that is put in accordance with the terms of such Indebtedness is paid as required by the terms of such Indebtedness;”; and

(c) Article 9 of the Credit Agreement is hereby amended by:

(i) inserting the following as Section 9.19 to the Credit Agreement:

“Section 9.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

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“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which Write-Down and Conversion Powers are described in the EU Bail-In Legislation Schedule.”

SECTION 3. Designation and Agreement. The Borrower hereby designates that the acquisition by the Borrower of Meda AB (publ) (the “Moon Acquisition”) shall be a Qualified Acquisition under the Credit Agreement and each of the Agent and the undersigned Lenders hereby agree that the Moon Acquisition shall be deemed a Qualified Acquisition for all purposes under the Credit Agreement.

SECTION 4. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Sections 3.04(b) and 3.06) will be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment Effective Date (as defined below) (as if each reference therein to a “Loan Document” included a reference to this Amendment), except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date and (ii) no Default will have occurred and be continuing on such date.

SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7. Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

(b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Guarantor or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

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(c) Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan document in similar or different circumstances.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MYLAN INC., as Borrower

By:	/s/ Prafulla Makode
	Name:	Prafulla Makode
	Title:	VP & Asst. Treasurer

MYLAN N.V., as Guarantor

By:	/s/ Prafulla Makode
	Name:	Prafulla Makode
	Title:	VP & Asst. Treasurer

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MORGAN STANLEY BANK, N.A. as Lender

By:	/s/ Alice Lee
	Name:	Alice Lee
	Title:	Authorized Signatory

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CITIBANK, N.A.

By:	/s/ Patricia Guerra Heh
	Name:	Patricia Guerra Heh
	Title:	Vice President

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ING Bank N.V., Dublin Branch, as Lender

By:	/s/ Maurice Kenny
	Name:	Maurice Kenny
	Title:	Director

By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Mizuho Bank, Ltd. as Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PNC Bank, National Association, as Lender

By:	/s/ Tracy J. DeCock
	Name:	Tracy J. DeCock
	Title:	Senior Vice President

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Credit Suisse AG, Cayman Islands Branch, as Lender

By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

[For any Lender requiring an additional signature:]

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

[For any Lender requiring an additional signature:]

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender

By:	/s/ Jaime Johnson
	Name:	Jaime Johnson
	Title:	Director

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DNB Capital LLC, as Lender

By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Philip F. Kurpiewski
	Name:	Philip F. Kurpiewski
	Title:	Senior Vice President

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Deborah R. Winkler
	Name:	Deborah R. Winkler
	Title:	Vice President

[Signature Page to Revolving Credit Agreement Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HSBC Bank USA, N.A., as Lender

By:	/s/ Christopher S. Helmeci
	Name:	Christopher S. Helmeci
	Title:	SVP

[Signature Page to Revolving Credit Agreement Amendment]